STOCK-BASED COMPENSATION:	12 Months Ended
Dec. 31, 2011
STOCK-BASED COMPENSATION:
STOCK-BASED COMPENSATION:

13. STOCK-BASED COMPENSATION:

The aggregate compensation cost for stock options, restricted stock units and Board of Director stock grants, as discussed below, caused income from continuing operations before taxes to decrease by $12.6 million, $13.9 million and $4.7 million for the years ended December31, 2011, 2010 and 2009, respectively.

Restricted Stock-Restricted stock of the Company can be granted with or without payment of consideration with restrictions on the recipient's right to transfer or sell the stock.

Performance-based restricted stock units. Prior to 2010, the Company granted performance-based restricted stock unit awards to its management and key employees. Certain employees had "company-wide performance targets," for which vesting was based on the achievement of specified Adjusted EBITDA and earnings per share levels, while others had "divisional performance targets" for which vesting was based on a particular division's achievement of Adjusted EBITDA performance. The Company granted a "target amount" of performance restricted stock units, whereby if the specified performance target was met, shares of the Company's common stock would be awarded upon vesting of these units. However, these awards provided the employee with the possibility of earning from 0% to 200% of the targeted amounts granted based upon performance.

In December2009, the Company approved 233,657 performance restricted stock units to be awarded to management and key employees which will vest on December31, 2012 as long as the employee continues to be employed by the Company on this date and upon the achievement of certain performance targets approved by the Compensation Committee. The number of shares of the Company's common stock ultimately awarded upon vesting is determined based on the achievement of specified performance criteria over the period January1, 2010 through December31, 2010. However, the Company did not recognize any compensation cost in 2009 for this issuance because the performance targets that formed the basis for vesting of these restricted stock units were not approved until January2010. For this December2009 grant, the applicable performance targets were achieved, and as a result, 447,728 shares will vest as long as the employees continue to be employed by the Company on December31, 2012.

Time-based restricted stock units. Prior to 2010, the Company granted time-based restricted stock unit awards to its management and key employees. In December2009, the Company granted 127,375 time restricted stock units to management and key employees, which will vest on December31, 2012 as long as the employee continues to be employed by the Company on such date.

Market-based restricted stock units. In December2011 and 2010, the Company approved 257,440 and 263,055, respectively, of market-based restricted stock unit awards to its management and key employees which will vest on January1, 2015 and 2014, respectively, as long as the employee continues to be employed by the Company on this date and upon the achievement of certain performance targets approved by the Compensation Committee. For the December2011 awards, a portion of the share units vest based on the percentage change in the price of the Company's common stock over the award period January1, 2012 to December31, 2014. The remaining portion vest based upon the Company's total shareholder return as compared to the total shareholder return for the DOW Jones U.S. Chemical Index for the period January1, 2012 to December31, 2014. For the December2010 awards, a portion of the share units vest based on the percentage change in the price of the Company's common stock over the award period January1, 2011 to December31, 2013. The remaining portion vest based upon the Company's total shareholder return as compared to the total shareholder return for the DOW Jones U.S. Chemical Index for the period January1, 2011 to December31, 2013. The Company specified a "target amount" of market-based restricted stock units, whereby if the specified performance target is met, shares of the Company's common stock would be awarded upon vesting of these units. However, these awards provide the employee with the possibility of earning from 0% to 150% of the targeted amounts granted based upon performance.

The Company did not recognize any compensation cost in 2011 for the awards issued in December2011 because the performance targets that will form the basis for vesting of these restricted stock units were not available as of December31, 2011. These performance targets were set and granted in January2012. The fair value of these market-based restricted stock units was estimated on the date of grant using a Monte Carlo simulation model as they are tied to market conditions. The model utilizes multiple input variables that determine the probability of satisfying each market condition stipulated in the grant and calculates the fair value for the awards. The fair value of market-based restricted stock units awarded in the years ended December31, 2011 and 2010 used the assumptions noted in the following table:

	YearendedDecember31,
	2011	2010
Expected volatility	67%	81%
Risk-free rate	0.4%	1.1%
Expected dividends	N/A	N/A

The compensation cost related to restricted stock units of the Company caused income from continuing operations before taxes to decrease by $9.5 million and $8.7 million for the years ended December31, 2011 and 2010, respectively. The total tax benefit recognized related to restricted stock was $1.0 million and $1.1 million for the years ended December31, 2011 and 2010. With regard to our performance-based restricted stock units, the Company reversed previously recorded expense in 2009 related to performance targets that were no longer probable of being achieved. As a result, the net effect of compensation cost related to restricted stock units caused income from continuing operations to increase by $0.6 million for the year ended December31, 2009.A tax expense of $0.1 million was recorded for the year ended December31, 2009.The weighted average grant date fair value of the restricted shares granted in 2011, 2010 and 2009 were $37.46, $38.02 and $10.40, respectively, per stock unit. As of December31, 2011, there was $22.0 million of unrecognized compensation cost related to restricted stock units, which is expected to be recognized over a weighted-average period of approximately 2.4 years. The total tax benefit realized from restricted stock units vesting was $1.7 million for the year ended December31, 2011.

A summary of the status of the Company's nonvested restricted stock units granted pursuant to the Plan at December31, 2011 and 2010 and changes during the year ended December31, 2011 is presented below:

		Weighted Average
	Shares	FairValue
	('000)
Nonvested at December31, 2010	1,275	$24.09
Granted	478	37.46
Vested	(558)	11.11
Cancelled	(117)	30.69
Nonvested at December31, 2011	1,078	$36.02

Board of Directors Stock Grant-The Company granted 10,608 shares of its common stock to its directors during the year ended December31, 2011. Compensation cost related to the directors' stock grant caused income from continuing operations before taxes and net income to decrease by $0.5 million for each of the years ended December31, 2011, 2010 and 2009.

Stock Options-Stock options granted to employees under the Plan shall have an exercise price at least equal to the fair market value of the Company's common stock on the date of grant. The Company did not grant any stock options to directors or employees in 2011 and 2010.

Time-Based Stock Options. Time options granted in 2004 or prior years have a life of ten years from the date of grant and are fully vested. Time options granted after 2004 typically have a life of seven years and vest in three equal annual installments on each of the first three anniversaries of December31 of the year granted. The Company did not grant any stock options in 2011 and 2010. The compensation expense recorded in 2011 primarily relates to stock options granted in 2009 and 2008.

The compensation cost related to stock options of the Company caused income from continuing operations before taxes to decrease by $2.6 million, $4.7 million and $4.8 million in the years ended December31, 2011, 2010 and 2009, respectively.The total tax benefit recognized related to stock options was $0.2 million, $0.3 million and $0.5 million in the years ended December31, 2011, 2010 and 2009, respectively.

As of December31, 2011, there was $0.4 million of unrecognized compensation cost related to nonvested stock options, which is expected to be recognized over a weighted-average period of approximately 1.0 year.

The weighted-average fair value of options granted during the years ended December31, 2009 was $13.13. The fair value of stock options granted in the years ended December31, 2009 are estimated on the date of grant using the Black-Scholes option pricing model that used the assumptions noted in the following table:

Yearended
December31,2009
Expected term (in years)	4.5
Expected volatility	68%
Risk-free rate	2.3%
Expected dividends	N/A

The expected term represents the period of time that options granted are expected to be outstanding based on the simplified method for determining the expected term of an employee share option. The Company did not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term. As a result, the Company's expected term was based on the simplified method.The expected volatility for awards granted in December2009 is based on historical share prices of the Company since it became a public company.The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant. The Company did not consider dividends in its calculation of fair value on the date of grant as the Company did not expect to pay dividends.

In addition, the recognition of expense only occurs for awards that are expected to eventually vest.This requires pre-vesting forfeitures to be estimated at the time of grant and modified, if necessary, if actual forfeitures differ from estimated forfeitures.The Company's forfeiture rates are based upon historical share-based equity award cancellations.

The total intrinsic value of stock options exercised during the years ended December31, 2011, 2010 and 2009 was $32.5 million, $25.2 million and $0.4 million, respectively. Cash received from option exercises during 2011, 2010 and 2009 was $14.4 million, $26.9 million and $1.0 million, respectively. The total tax benefit realized from options exercised was $2.3 million and $1.8 million for the years ended December31, 2011 and 2010, respectively. The total fair value of shares vested during the years ended December31, 2011, 2010 and 2009 was $2.8 million, $4.2 million and $7.0 million, respectively.

During 2011, the Company accelerated the vesting of 59,547 share options held by employees of the former plastic compounding business sold in January2011. As a result of the modifications, the Company recognized additional expense of $2.1 million, included in income from discontinued operations, for the year ended December31, 2011.

A summary of the status of the Company's options granted pursuant to the Plan at December31, 2011 and 2010 and changes during the year ended December31, 2011 is presented below:

			Weighted
		Weighted Average	Average Remaining
		Exercise	Contractual	Aggregate
	Shares	Price	Term	IntrinsicValue
	('000)		(years)	($inmillions)
Outstanding at December31, 2010	3,607	$18.43
Exercised	(1,085)	17.32
Forfeited	(15)	14.61
Outstanding at December31, 2011	2,507	$18.94	3.3	$51.2

Options vested at December31, 2011 and expected to vest in the future (a)	2,501	$18.94	3.3	$51.1

Options exercisable at December31, 2011	2,376	$18.84	3.3	$48.8

(a) The number of options expected to vest takes into account an estimate of expected forfeitures.